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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       August 30, 1996
                                                --------------------------------

  Phoenix Leasing Cash Distribution Fund III, A California Limited Partnership
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        California                      0-16615                  68-0062480
- ----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


    2401 Kerner Blvd, San Rafael CA                                94901-5527
- --------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code            (415) 485-4500
                                                  ------------------------------





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Item 2.  Acquisition or Disposition of Assets.

(a)      Sale of Cable Television Systems.

Phoenix Grassroots Cable Systems, L.L.C., a majority owned subsidiary of Phoenix Leasing Cash Distribution Fund III (collectively referred to as "the Partnership") entered into an Asset Purchase Agreement (the "Agreement") with Frontiervision Operating Partners, L.P. for the sale of cable television systems and all assets used in the operation of such cable television systems (the "Cable Television Systems") owned by Phoenix Grassroots Cable Systems, L.L.C. The assets sold generally consists of cable television headend equipment, cable plant, franchise agreements, subscriber lists, leased property, land, tools, vehicles and miscellaneous other assets. The closing date for the sale of the cable television systems was August 30, 1996. The cable television systems of Phoenix Grassroots Cable Systems, L.L.C. were sold for a net adjusted cash purchase price of $9,069,320, of which $200,000 is currently being held as a deposit in an escrow account for any asserted indemnification claims. The net carrying value of the assets sold at August 30, 1996 was approximately $8.8 million.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements.  None.

(b) Pro Forma Financial Information.

The cable television systems and assets of Phoenix Grassroots Cable Systems, L.L.C. were acquired through foreclosure upon an outstanding note receivable on February 14, 1996. The cable television systems were subsequently sold on August 30, 1996. As a result, pro forma financial statements are not being presented since the historical financial statements as of and for the year ended December 31, 1995 did not include any material operations of the cable television systems.

(c) Exhibits.

     2.  Asset Purchase Agreement between Phoenix
         Grassroots Cable Systems, L.L.C. and Frontiervision
         Operating Partners, L.P..                                    (40 pages)





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                      PHOENIX LEASING CASH DISTRIBUTION FUND III
                                           A CALIFORNIA LIMITED PARTNERSHIP
                                                     (Registrant)


Date                       Title                              Signature


September 16, 1996         Senior Vice President,         /s/ Bryant J. Tong
- ------------------         Financial Operations           ------------------
                           (Principal Accounting Officer)   (Bryant J. Tong)
                           of Phoenix Leasing Incorporated
                           the General Partner